Exhibit 32.1
Innovative Industrial Properties, Inc.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Innovative Industrial Properties, Inc. (the "Company") for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Smithers, Chief Executive Officer, President and Director of the Company, and I, David Smith, Chief Financial Officer and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 3, 2026

/s/ Paul Smithers
Paul Smithers
Chief Executive Officer, President and Director

/s/ David Smith
David Smith
Chief Financial Officer and Treasurer